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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported)
                                August 23, 1996

                          VIDEOLAN TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


        333-06449                                       61-1283466
(Commission File Number)                   (I.R.S. Employee Identification No.)

100 Mallard Creek Road, Suite 250
Louisville, Kentucky                                       40207
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (502) 895-4858

                                Not Applicable.
                        (Former name or former address,
                         if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

     On August 23, 1996, VideoLan Technologies, Inc. mailed a letter to its shareholders to update the shareholders on the current status of certain matters relating to the Company. The text of the letter is included as Exhibit 99 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit 99 -- Letter to Shareholders dated August 23, 1996.


                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

                                                VIDEOLAN TECHNOLOGIES, INC.

                                                By: /s/ Ted Ralston
                                                   ---------------------------
                                                    Ted Ralston
                                                    Chief Executive Officer
Dated:  August 23, 1996

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